Exhibit 24.2

                     POWER OF ATTORNEY

          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ John T. Eads
                              John T. Eads


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Robert W. Bruce III
                              Robert W. Bruce III


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Thomas B. Coleman
                              Thomas B. Coleman


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ William H. Cunningham
                              William H. Cunningham


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Robert A. Day
                              Robert A. Day


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ William B. Harrison, Jr.
                              William B. Harrison, Jr.


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Henry A. Kissinger
                              Henry A. Kissinger


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Bobby Lee Lackey
                              Bobby Lee Lackey


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Gabrielle K. McDonald
                              Gabrielle K. McDonald


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ W. K. McWilliams, Jr.
                              W. K. McWilliams, Jr.


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ George Putnam
                              George Putnam


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ B. M. Rankin, Jr.
                              B. M. Rankin, Jr.


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Benno C. Schmidt
                              Benno C. Schmidt


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ J. Taylor Wharton
                              J. Taylor Wharton


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, and
RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Ward W. Woods, Jr.
                              Ward W. Woods, Jr.


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Rene  L. Latiolais
                              Rene  L. Latiolais


                     POWER OF ATTORNEY


          BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation ("the Company"), does hereby make, constitute and appoint JAMES R. MOFFETT and RENE L. LATIOLAIS and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1993 and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

          EXECUTED this 28th day of February, 1994.



                              /s/ Richard C. Adkerson
                              Richard C. Adkerson